                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): April 13, 2000

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-15361

DELAWARE                                                   06-1523639
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

          First Quarter 2000 Financial Results

          On April 13, 2000, Neuberger Berman Inc. ("Corporation") reported results of operations for the three months ended March 31, 2000. A copy of the press release issued by the Corporation is attached as
          Exhibit 99.1 and incorporated herein by reference.

          Also, on April 13, 2000 the Corporation announced that its Board of Directors had declared the Corporation's dividend for the first quarter of 2000, in the amount of $0.10 per share. The dividend will be payable on May 16, 2000 to stockholders of record at the close of business on May 2, 2000. A copy of the press release issued by the Corporation is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          The Exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Neuberger Berman Inc.
                                            (Registrant)

Date: April 17, 2000                        By: /s/ Jeffrey B. Lane
                                               ---------------------------------
                                               Jeffrey B. Lane
                                               President and
                                               Chief Executive Officer

                                 EXHIBIT INDEX


99.1 Press release issued by the Corporation on April 13, 2000, with respect to results of operations for the three months ended March 31, 2000.

99.2 Press release issued by the Corporation on April 13, 2000, with respect to the declaration of the Corporation's first quarter dividend.